Exhibit 10.10

FOURTH AMENDING AGREEMENT
RE: SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS AGREEMENT made as of the 25th day of April, 2016.

BETWEEN:

THE BANK OF NOVA SCOTIA,

a Canadian chartered bank

(herein, in its capacity as administrative agent of the Lenders, called the “Agent”)

— and —

THE BANK OF NOVA SCOTIA,
CANADIAN IMPERIAL BANK OF COMMERCE,
ROYAL BANK OF CANADA,
BANK OF MONTREAL,
THE TORONTO-DOMINION BANK,
HSBC BANK CANADA,
NATIONAL BANK OF CANADA,
BANK OF TOKYO-MITSUBISHI UFJ (CANADA),
BANK OF AMERICA, N.A., CANADA BRANCH,
MORGAN STANLEY BANK, N.A., CAISSE
CENTRALE DESJARDINS AND WELLS FARGO
BANK, NATIONAL ASSOCIATION

(herein, in their capacities as lenders to the Borrower, collectively called the “Lenders” and individually called a “Lender”)

— and —

FORTIS INC.,

a corporation existing under the laws of the Province of Newfoundland and Labrador

(herein called the “Borrower”)

WHEREAS, pursuant to a second amended and restated credit agreement made as of August 9, 2011 among the Borrower, the Agent and the Lenders as amended by a first amending agreement thereto made as of July 5, 2012, a second amending agreement thereto made as of August 1, 2013 and a third amending agreement thereto made as of March 23, 2015 (collectively, the “Credit Agreement”), the Lenders have established a certain credit facility in favour of the Borrower;

AND WHEREAS, pursuant to an Accordion Notice dated April 4, 2012 addressed to the Agent, the Borrower requested that the amount of the Credit Facility be increased by $200,000,000 and the Lenders agreed to such increase;

AND WHEREAS, pursuant to an Accordion Agreement dated as of May 2, 2012, Caisse Centrale Desjardins and Wells Fargo, National Association became Lenders under the Credit Agreement;

AND WHEREAS the parties hereto wish to amend certain provisions of the Credit Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the mutual covenants and agreements contained herein, the parties covenant and agree as follows:

ARTICLE 1
DEFINED TERMS

1.1                                                                               Capitalized Terms

All capitalized terms which are used herein without being specifically defined herein shall have the meaning ascribed thereto in the Credit Agreement as amended hereby.

ARTICLE 2
AMENDMENTS

2.1                                                                               General Rule

Subject to the terms and conditions herein contained, the Credit Agreement is hereby amended to the extent necessary to give effect to the provisions of this agreement and to incorporate the provisions of this agreement into the Credit Agreement.

2.2                                                                               Defined Terms

Section 1.1 of the Credit Agreement is hereby amended as follows:

(a)                                 by deleting the reference to “July 30, 2020” in the definition of “Maturity Date” and substituting “July 30, 2021” therefor; and

(b)                                 by deleting the existing definition of “LIBOR” in its entirety and replacing it with the following:

““LIBOR” means the rate of interest per annum, calculated on the basis of a year of 360 days, determined by the Agent for a particular Interest Period to be the rate of interest per annum that appears as such on the Telerate Screen page 3750 at 11:00 a.m. (London time) on the second Business Day prior to the

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commencement of such Interest Period; provided that if LIBOR shall be less than zero, such rate shall be deemed to be zero for the purposes of this agreement.”.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

3.1                                                                               Representations and Warranties

To induce the Lenders and the Agent to enter into this agreement, the Borrower hereby represents and warrants to the Lenders and the Agent that the representations and warranties of the Borrower which are contained in Section 10.1 of the Credit Agreement are true and correct on the date hereof as if made of the date hereof and that, as of the date hereof, no Material Adverse Change has occurred since December 31, 2015.  This representation and warranty is given solely as of the date of this agreement and the provisions of Section 12.1(c) of the Credit Agreement do not apply to the representations and warranties in this Section 3.1.

ARTICLE 4

CONDITIONS PRECEDENT TO EFFECTIVENESS OF AGREEMENT

4.1                                                                               Conditions Precedent

This agreement shall not become effective until the following conditions precedent are fulfilled:

(a)                                 the Borrower shall have paid to the Administrative Agent, on behalf of each Lender, the extension fee referred to in Section 5.1; and

(b)                                 this agreement shall be executed and delivered by the Borrower, the Administrative Agent and the Lenders.

ARTICLE 5
MISCELLANEOUS

5.1                                                                               Extension Fee

On the execution and delivery of this agreement, the Borrower shall pay to each Lender an extension fee equal to its respective Individual Commitment multiplied by 0.045% (4.5 basis points) for an aggregate extension fee of $450,000.  Each such payment is non-refundable and fully-earned upon execution of this agreement.

5.2                                                                               Future References to the Credit Agreement

On and after the date of this agreement, each reference in the Credit Agreement to “this agreement”, “hereunder”, “hereof”, or words of like import referring to the Credit Agreement and each reference in any related document to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement, shall mean and be a

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reference to the Credit Agreement as amended hereby.  The Credit Agreement, as amended hereby, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

5.3                                                                               Governing Law

This agreement shall be governed by and construed in accordance with the Laws of the Province of Ontario and the federal Laws of Canada applicable therein.

5.4                                                                               Enurement

This agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.

5.5                                                                               Conflict

If any provision of this agreement is inconsistent or conflicts with any provision of the Credit Agreement, the relevant provision of this agreement shall prevail and be paramount.

5.6                                                                               Further Assurances

The Borrower shall do, execute and deliver or shall cause to be done, executed and delivered all such further acts, documents and things as the Agent may reasonably request for the purpose of giving effect to this agreement and to each and every provision hereof.

5.7                                                                               Counterparts

This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF the parties hereto have executed and delivered this agreement on the date first above written.

FORTIS INC.

By:	/s/ James Spinney
Name: James Spinney
Title: Vice President, Treasurer

By:	/s/ Karl Smith
Name: Karl Smith
Title: Executive Vice President, Chief Financial Officer

THE BANK OF NOVA SCOTIA as Agent

By:	/s/ Clement Yu
Name: Clement Yu
Title: Director

By:	/s/ Ryan Moonilal
Name: Ryan Moonilal
Title: Analyst

THE BANK OF NOVA SCOTIA as Lender

By:	/s/ Randy S. Hartlen
Name: Randy S. Hartlen
Title: Managing Director

By:	/s/ Frank Carson
Name: Frank Carson
Title: Director

CANADIAN IMPERIAL BANK OF COMMERCE

By:	/s/ Giovanni Strazzullo
Name: Giovanni Strazzullo
Title: Executive Director

By:	/s/ Siddharth Samarth
Name: Siddharth Samarth
Title: Executive Director

ROYAL BANK OF CANADA

By:	/s/ Timothy P. Murray
Name: Timothy P. Murray
Title: Authorized Signatory

By:
Name:
Title:

BANK OF MONTREAL

By:	/s/ Sean P. Gallaway
Name: Sean P. Gallaway
Title: Vice President

By:
Name:
Title:

THE TORONTO-DOMINION BANK

By:	/s/ Brendon D’Mello
Name: Brendon D’Mello
Title: Vice President

By:	/s/ Matthew Hendel
Name: Matthew Hendel
Title: Managing Director

HSBC BANK CANADA

By:	/s/ Casey Coates
Name: Casey Coates
Title: Managing Director, Global Banking

By:	/s/ My N Le
Name: My N Le
Title: Vice President, Global Banking

NATIONAL BANK OF CANADA

By:	/s/ Mark Williamson
Name: Mark Williamson
Title: Authorized Signatory

By:	/s/ John Niedermier
Name: John Niedermier
Title: Authorized Signatory

BANK OF TOKYO-MITSUBISHI UFJ (CANADA)

By:	/s/ Michael Quinn
Name: Michael Quinn
Title: Director & Relationship Manager

By:
Name:
Title:

BANK OF AMERICA, N.A., CANADA BRANCH

By:	/s/ Marc Ahlers
Name: Marc Ahlers
Title: Vice President

By:
Name:
Title:

MORGAN STANLEY BANK, N.A.

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

By:
Name:
Title:

CAISSE CENTRALE DESJARDINS

By:	/s/ Catherine McCarthy
Name: Catherine McCarthy
Title: Director, Corporate Banking

By:	/s/ Dominique Parizeau
Name: Dominique Parizeau
Title: Managing Director, Portfolio Management, Corporate Banking

WELLS FARGO BANK, N.A., CANADIAN BRANCH

By:	/s/ Jeff Mclnenly
Name: Jeff Mclnenly
Title: Vice President

By:
Name:
Title: